              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

Morgan Stanley Dean Witter Government Income Trust
Morgan Stanley Dean Witter High Income Advantage Trust
Morgan Stanley Dean Witter High Income Advantage Trust II
Morgan Stanley Dean Witter Income Securities Inc.
Morgan Stanley Dean Witter Municipal Income Opportunities Trust

              (Names of Registrants as specified in their charter)

                                LouAnne McInnis
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       Set forth the amount on which the filing fee is calculated and state how it was determined.

    4) Proposed maximum aggregate value of transaction:

    5) Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

               MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST
             MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST
            MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II
                MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.
                   MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME
                               OPPORTUNITIES TRUST


                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD DECEMBER 18, 2001


     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II, MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC. and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), four unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, on December 18, 2001 at 9:00 a.m., New York City time, for the following purposes:



     1. For MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST, MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect three (3) Trustees to serve until the year 2004 Annual Meeting of each Fund; for MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST, to elect three (3) Trustees to serve until the year 2004 Annual Meeting; and for MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC., to elect nine (9) Directors to serve until the year 2002 Annual Meeting, or in each case, until their successors shall have been elected and qualified.


     2. For MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC., to approve or disapprove a proposed amendment to the Articles of Incorporation of the Fund to change the name of the Fund to "Morgan Stanley Income Securities Inc.";


     3. To approve or disapprove an amendment to the Investment Restrictions of MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST to enable the Fund to invest in financial futures contracts and related options thereon; and


     4. To transact such other business as may properly come before the Meetings or any adjournments thereof.


     Shareholders of record of each Fund as of the close of business on October 23, 2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.


     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                                      BARRY FINK
                                                                       Secretary
October , 2001

                                    IMPORTANT

     YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

               MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST
             MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST
            MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II
                MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.
                      MORGAN STANLEY DEAN WITTER MUNICIPAL
                           INCOME OPPORTUNITIES TRUST

                    C/O MORGAN STANLEY DEAN WITTER TRUST FSB
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY, 07311


                                ----------------
                              JOINT PROXY STATEMENT
                                ----------------
                         ANNUAL MEETINGS OF SHAREHOLDERS

                                DECEMBER 18, 2001


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/ Directors (the "Board(s)") of MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST ("GVT"), MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST ("YLD"), MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II ("YLT"), MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC. ("ICB") and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST ("OIA") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on December 18, 2001 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about October , 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director to be elected by shareholders with respect to each Fund, and in favor of Proposal 2 for ICB and in favor of Proposal 3 for GVT set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on October 23, 2001, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for
a fractional share. On October 23, 2001, there were    shares of beneficial
interest of GVT,   shares of beneficial interest of YLD,    shares of beneficial
interest of YLT,   shares of common stock of ICB and    shares of beneficial
interest of OIA outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.


     In certain instances, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by Alamo, additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by each respective Fund.

                (1) ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

     The number of Trustees/Directors of each Fund has been fixed by the Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of Incorporation, at nine. There are presently nine Trustees/Directors for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set forth below:



                                       YLD --                     ICB --
GVT, YLT, OIA                          Until the year 2004        Until the year 2002
Until the year 2004 Annual Meeting     Annual Meeting             Annual Meeting
------------------------------------   ------------------------   -----------------------
Edwin J. Garn                          Michael Bozic              Michael Bozic
Michael E. Nugent                      Charles A. Fiumefreddo     Charles A. Fiumefreddo
Philip J. Purcell                      James F. Higgins           Edwin J. Garn
                                                                  Wayne E. Hedien
                                                                  James F. Higgins
                                                                  Manuel H. Johnson
                                                                  Michael E. Nugent
                                                                  Philip J. Purcell
                                                                  John L. Schroeder

     Six of the current nine Trustees/Directors (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other three current Trustees/Directors, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Funds and Morgan Stanley Investment Advisors and thus, are not Independent Trustees or Independent Directors. The nominees for election as Trustee or Director have been proposed by the Trustees or Directors now serving, or in the case of the nominees for positions as Independent Trustee or Independent Director, by the Independent Trustees or Independent Directors now serving. All of the members of the Boards previously have been elected by the Shareholders of the Funds.

     The nominees of the Boards of Trustees/Directors for election as Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for GVT, YLT and OIA--Edwin J. Garn, Michael E. Nugent and Philip J. Purcell; for YLD--Michael Bozic, Charles A. Fiumefreddo and James F. Higgins; for ICB--Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee/Director nominee, as the Independent Trustees/Directors of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each of GVT, YLD, YLT, and OIA, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Boards of GVT, YLD, YLT and OIA previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class III for GVT, YLT and OIA and the Trustees in Class I for YLD are standing for election and will, if elected, serve until the year 2004 Annual Meeting for each Fund as set forth above, or in each case, until his successor has been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     Pursuant to the provisions of the Articles of Incorporation of ICB, the terms of office of each Director will expire each year. Therefore, all of the Directors of the Fund, if elected, will serve until the year 2002 Annual Meeting of ICB, or until their successors shall have been elected and qualified.

     The following information regarding the nominees for election as Trustee/Director, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of October 23, 2001 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 98 investment companies, including the Funds, for which Morgan Stanley Investment Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The respective nominees for Trustee/Director to be elected at the Meetings of GVT, YLD, YLT, ICB and OIA as set forth above are:

     MICHAEL BOZIC, Trustee/Director since April 1994*; age 60; Retired; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly Vice Chairman of Kmart Corporation (December 1998-October 2000); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (1991-1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee/Director since July 1991*; age 68; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors, Morgan Stanley Services and Morgan Stanley Distributors, Inc. ("Morgan Stanley Distributors"), Executive Vice President of Morgan Stanley DW, Chairman and Director of Morgan Stanley Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("Morgan Stanley") subsidiaries (until June 1998).

     EDWIN JACOB (JAKE) GARN, Trustee/Director since January 1993*; age 69; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America,

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Funds complex.

Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the Utah Regional Advisory Board of Pacific Corp.; member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, Trustee/Director since September 1997*; age 67; Retired; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     JAMES F. HIGGINS, Trustee/Director since June 2000*; age 53; Chairman of the Individual Investor Group of Morgan Stanley (since August 2000); Director of Morgan Stanley Trust, Morgan Stanley Distributors and Dean Witter Realty Inc.; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts (since June 2000); previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999), President and Chief Operating Officer of Dean Witter Securities of Morgan Stanley (1995-February 1997), and Director (1985-1997) of Morgan Stanley DW.

     MANUEL H. JOHNSON, Trustee/Director since July 1991*; age 52; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.

     MICHAEL E. NUGENT, Trustee/Director since July 1991*; age 65; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; director/trustee of various investment companies managed by Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations.


     PHILIP J. PURCELL, Trustee/Director since April 1994*; age 58; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley, Morgan Stanley DW and Novus Credit Services Inc.; Director of Morgan Stanley Distributors; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director and/or officer of various Morgan Stanley subsidiaries.

     JOHN L. SCHROEDER, Trustee/Director since April 1994*; age 71; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of Citizens Communications Company (telecommunications company); formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company.

     The executive officers of each Fund are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows: GVT--W. David Armstrong, Vice President; Paul F. O'Brien,

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Funds complex.

Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; YLD and YLT--Stephen F. Esser, Vice President; Gordon W. Loery, Vice President; Deanna L. Loughnane, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; ICB--Angelo Manioudakis, Vice President; Charles Moon, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; OIA--James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Wayne Godlin, Vice President; Gerard J. Lian, Vice President, Julie C. Morrone, Vice President; Katherine H. Stromberg, Vice President. In addition, Marilyn K. Cranney, Natasha Kassian, Todd Lebo, LouAnne D. McInnis, Carsten Otto, Ruth Rossi and George Silfen serve as Assistant Secretaries of each Fund.

     Mr. Merin is 48 years old and is currently President and Chief Operating Officer of Morgan Stanley Investment Management (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June
1998) of Morgan Stanley Investment Advisors and Morgan Stanley Services, Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of Morgan Stanley Trust, President of the Morgan Stanley Funds and the TCW/DW Term Trusts (since May 1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other Morgan Stanley subsidiaries. Mr. Fink is 46 years old and is currently General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December
2000), Secretary and General Counsel (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors and Morgan Stanley Services; Assistant Secretary of Morgan Stanley DW; he is also Vice President and Secretary of Morgan Stanley Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Funds and the TCW/DW Term Trusts (since February 1997). He was previously Senior Vice President, Assistant Secretary and Assistant General Counsel of Morgan Stanley Investment Advisors and Morgan Stanley Services. Mr. Robison is 62 years old and is currently Managing Director and Chief Administrative Officer (since September 1998) and Director (since February 1999) of Morgan Stanley Investment Advisors and Morgan Stanley Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 58 years old and is currently Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors and Morgan Stanley Services and Director of Morgan Stanley Trust. He was previously Senior Vice President of Morgan Stanley Investment Advisors. Mr. Giambrone is 47 years old and is currently Executive Director of Morgan Stanley Investment Advisors, Morgan Stanley Services, Morgan Stanley Distributors and Morgan Stanley Trust and Director of Morgan Stanley Trust. Mr. Caloia is 55 years old and is currently First Vice President and Assistant Treasurer of Morgan Stanley Investment Advisors and Morgan Stanley Services. Mr. Arcieri is 53 years old and is currently an Executive Director of Morgan Stanley Investment Advisors. Mr. Armstrong is 43 years old and is currently a Managing Director of Morgan Stanley Investment Advisors and affiliated investment management entities (since 1998) and prior thereto was a Senior Vice President of Lehman Brothers (1995-1998). Mr. Esser is 37 years old and is currently a Managing Director of Morgan Stanley Investment Advisors and affiliated investment management entities. Mr. Godlin is 40 years old and is currently an Executive Director of Morgan Stanley Investment Advisors and affiliated investment management entities. Mr. Lian is 46 years old and is currently a Vice President of Morgan Stanley Investment Advisors. Mr. Loery is 40 years old and is currently an Executive Director of Morgan Stanley Investment Advisors and affiliated investment management entities. Ms. Loughnane is 34 years old and is currently an Executive Director of Morgan Stanley Investment Advisors and affiliated investment management entities (since 1997) and prior thereto was a Vice President and Senior Corporate Bond Analyst for Putnam Investments
(1993-1997). Ms. Morrone is 38 years old and is currently a Vice President of Morgan Stanley Investment Advisors. Mr. O'Brien is 45 years old and is currently an Executive Director of Morgan Stanley Investment Advisors and affiliated investment management entities. Mr. Page is 55 years old and is currently a Managing Director of Morgan Stanley Investment Advisors. Ms. Stromberg is 53 years old and is currently an Executive Director of Morgan Stanley Investment Advisors. Mr. Willison is 58 years old and is currently a Managing Director of Morgan Stanley Investment Advisors. Other than Messrs. Robison, Armstrong and Ms. Loughnane, each of the above officers has been an employee of Morgan Stanley Investment Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES/DIRECTORS, THE INDEPENDENT TRUSTEES/DIRECTORS, AND THE COMMITTEES

     The Board currently consists of nine (9) Trustees/Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of Morgan Stanley Dean Witter Funds, comprised of portfolios. As of September 30, 2001, the Morgan Stanley Funds had total net assets of approximately $ billion and more than six million shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees/Directors, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. The Funds do not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by such Fund. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR



                                BOARD OF            INDEPENDENT        AUDIT     DERIVATIVES   INSURANCE
                 FISCAL    TRUSTEES/DIRECTORS   TRUSTEES/DIRECTORS   COMMITTEE    COMMITTEE    COMMITTEE
NAME OF FUND    YEAR-END        MEETINGS             MEETINGS         MEETINGS     MEETINGS    MEETINGS
-------------- ---------- -------------------- -------------------- ----------- ------------- ----------
GVT .......... 9/30/01
YLD .......... 9/30/01
YLT .......... 7/31/01
ICB .......... 9/30/01
OIA .......... 5/31/01

AUDIT COMMITTEE REPORT

     The Board of Trustees/Directors of each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent auditors for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees/Directors of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                      The Audit Committee

                                      Manuel H. Johnson (Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent
                                      John L. Schroeder


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES/DIRECTORS FOR ALL MORGAN STANLEY FUNDS

     The Independent Trustees/Directors and the Funds' management believe that having the same Independent Trustees/Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees/Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees/ Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees/ Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees/Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees/Directors of the caliber, experience and business acumen of the individuals who serve as Independent Trustees/Directors of the Morgan Stanley Funds.

SHARE OWNERSHIP BY TRUSTEES/DIRECTORS

     The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Funds complex on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees/Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee/Director is in compliance with the policy. Any future Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 2001, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Morgan Stanley Funds was approximately $ million.

     As of the record date for these Meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees/Directors as a group was less than 1 percent of each Fund's outstanding shares.



COMPENSATION OF INDEPENDENT TRUSTEES/DIRECTORS

     Each Fund pays each Independent Trustee/Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors, the Independent Trustees/Directors or committees of the Board attended by the Trustee/Director (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees/Directors or a Committee meeting, or a meeting of the Independent Trustees/Directors and/or more than one Committee meeting, take place on a single day, the Trustees/Directors are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee/Director.

     As of the date of this Proxy Statement, 53 of the Morgan Stanley Funds, including each of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee/Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee/Director referred to as an "Eligible Trustee/Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee/Director is entitled to receive from each Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee/Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's/Director's retirement. An Eligible Trustee/Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee/Director and his or her spouse on the date of such Eligible Trustee's/Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee/Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee/Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement program are accrued as expenses on the books of the Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following tables illustrate the compensation paid to each Fund's Independent Trustees/Directors by each Fund for its last fiscal year, and the retirement benefits accrued to each Fund's Independent Trustees/ Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees/Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year.


MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST (GVT)



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600            $  383              10                60.44%          $  967
Edwin J. Garn .................         1,600               558              10                60.44              961
Wayne E. Hedien ...............         1,600               729               9                51.37              822
Dr. Manuel H. Johnson .........         2,400               389              10                60.44            1,420
Michael E. Nugent .............         2,150               663              10                60.44            1,269
John L. Schroeder .............         2,150             1,241               8                50.37              982

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST (YLD)



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600            $  383              10                60.44%          $  967
Edwin J. Garn .................         1,600               558              10                60.44              961
Wayne E. Hedien ...............         1,600               729               9                51.37              822
Dr. Manuel H. Johnson .........         2,400               389              10                60.44            1,420
Michael E. Nugent .............         2,150               663              10                60.44            1,269
John L. Schroeder .............         2,150             1,241               8                50.37              982

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II (YLT)



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                          ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,650            $  377              10                60.44%          $  967
Edwin J. Garn .................         1,700               548              10                60.44%             967
Wayne E. Hedien ...............         1,650               717               9                51.37%             822
Dr. Manuel H. Johnson .........         2,450               385              10                60.44%           1,420
Michael E. Nugent .............         2,200               653              10                60.44%           1,269
John L. Schroeder .............         2,150             1,212               8                50.37%             977

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC (ICB)



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT DIRECTOR       FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600            $  383              10                60.44%          $  967
Edwin J. Garn .................         1,600               558              10                60.44              961
Wayne E. Hedien ...............         1,600               729               9                51.37              822
Dr. Manuel H. Johnson .........         2,400               389              10                60.44            1,420
Michael E. Nugent .............         2,150               663              10                60.44            1,269
John L. Schroeder .............         2,150             1,241               8                50.37              982

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program above.



MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST (OIA)




                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,550            $  377              10                60.44%          $  967
Edwin J. Garn .................         1,600               556              10                60.44%             961
Wayne E. Hedien ...............         1,600               711               9                51.37%             822
Dr. Manuel H. Johnson .........         2,350               385              10                60.44%           1,420
Michael E. Nugent .............         2,100               657              10                60.44%           1,269
John L. Schroeder .............         2,100             1,237               8                50.37%             972

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


     The following table illustrates the compensation paid to the Independent Trustees/Directors of the Funds for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                               TOTAL CASH
                                              COMPENSATION
                                             FOR SERVICES TO
                                            97 MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEES/DIRECTORS            FUNDS
----------------------------------------   ------------------
Michael Bozic ..........................        $146,917
Edwin J. Garn ..........................         151,717
Wayne E. Hedien ........................         151,567
Dr. Manuel H. Johnson ..................         223,655
Michael E. Nugent ......................         199,759
John L. Schroeder ......................         194,809

     The following table illustrates the retirement benefits accrued to the Independent Trustees/Directors of the Funds by the 53 Morgan Stanley Funds (including each of the Funds represented in this Proxy Statement) for the year ended December 31, 2000, and the estimated retirement benefits for each Fund's Independent Trustees/Directors, to commence upon their retirement, from the 53 Morgan Stanley Funds as of December 31, 2000.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS



                                                FOR ALL ADOPTING FUNDS
                                           ---------------------------------
                                               ESTIMATED                                                ESTIMATE ANNUAL
                                            CREDITED YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                              OF SERVICE        PERCENTAGE           ACCRUED AS         RETIREMENT FROM
                                             AT RETIREMENT      OF ELIGIBLE         EXPENSES BY          ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES/DIRECTORS       (MAXIMUM 10)      COMPENSATION      ALL ADOPTING FUNDS        FUNDS(1)
----------------------------------------   ----------------   --------------   ---------------------   ----------------
Michael Bozic ..........................          10               60.44%             $20,001               $52,885
Edwin J. Garn ..........................          10               60.44               29,348                52,817
Wayne E. Hedien ........................           9               51.37               37,886                44,952
Dr. Manuel H. Johnson ..................          10               60.44               21,187                77,817
Michael E. Nugent ......................          10               60.44               36,202                69,506
John L. Schroeder ......................           8               50.37               65,337                53,677

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's/Director's elections described in the discussion of the retirement program above.



     THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED FOR ELECTION.


                (2) APPROVAL OR DISAPPROVAL OF CHANGE OF NAME OF
               MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.
                    TO MORGAN STANLEY INCOME SECURITIES INC.

     The management of Morgan Stanley Investment Advisors has recommended to the Board of Directors of the Fund that the name of the Fund be changed to "Morgan Stanley Income Securities Inc." in view of recent changes, including the name change of the Investment Manager/Advisor, Morgan Stanley Dean Witter Advisors Inc. to Morgan Stanley Investment Advisors Inc. on June 18, 2001, and the recent and forthcoming name changes of most of the Morgan Stanley Funds to include only the brand name of "Morgan Stanley." The Board of Directors and the Fund's management believe that changing the Fund's name to "Morgan Stanley Income Securities Inc." would reflect more accurately the association with Morgan Stanley Investment Advisors and Morgan Stanley, the parent company of Morgan Stanley Investment Advisors.

     The Board of Directors has considered the proposal and believes it to be in the best interest of the Fund and its stockholders to change the name of the Fund to "Morgan Stanley Income Securities Inc." To effect such a change, it is necessary to amend the Fund's Articles of Incorporation, which requires the approval of stockholders. The favorable vote of the holders of a majority of the outstanding shares of the Fund is required to approve the proposed amendment.

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND TO "MORGAN STANLEY INCOME SECURITIES INC."


         (3) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE INVESTMENT RESTRICTIONS OF MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

     The Fund has certain investment restrictions which are set forth in the Fund's original prospectus and which are fundamental policies of the Fund. (The Fund is referred to as the Trust in the investment restrictions.) Under the Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On October , 2001, the Board of Trustees unanimously approved a recommendation by the Fund's Investment Manager that the Fund seek authorization from its shareholders to amend the Fund's investment restrictions to permit the Fund to invest in financial futures contracts and related options thereon and options on debt securities. If amended as proposed the investment restrictions would read as follows: "The Trust may not:

   10.Issue senior securities as defined in the Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement; (b) borrowing money;
      (c) purchasing any securities on a when-issued, delayed delivery or forward commitment basis; or purchasing or selling any futures contracts and related options....

   17.Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and related options."

     The Investment Manager proposed the amendments to increase its flexibility in the management of the Fund's portfolio which may enable it to increase the yield of the Fund's shares.


FUTURES CONTRACTS AND OPTIONS ON FUTURES

     If the shareholders approve the amendments to the investment restrictions, the Fund would be able to invest in financial futures contracts ("futures contracts") and related options thereon solely for hedging purposes. The Fund may sell a futures contract or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an off-setting purchase or sale transaction. An off-setting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the off-setting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the off-setting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the off-setting sale price exceeds the purchase price, the Fund realizes a gain, and if the off-setting sale price is less than the purchase price, the Fund realizes a loss.

     If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities.

     Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale and the loss may be offset by an increase in the value of the underlying securities.

     In addition to the risks described below which apply to all options transactions, there are several special risks relating to options on futures, in particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     If the Fund is permitted to invest in futures contracts and related options thereon, it however, may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In considering whether to recommend the adoption of the proposed amendments, the Board of Trustees took cognizance of the Fund's primary investment objective to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and determined that the increased portfolio management flexibility in terms of hedging and managing interest rate risk resulting from the adoption of these amendments would be beneficial to the Fund in attempting to realize its investment objective. The Trustees also noted that other registered investment companies with similar investment objectives and policies managed by the Fund's Investment Manager, have the ability to invest in futures contracts and options thereon and determined that their investment techniques should also be made available to the Fund. After evaluating all factors considered relevant to the matter, including the risks and costs associated with the use of futures and options, the Board of Trustees unanimously concluded that the adoption of the amendments would be in the best interest of the Fund and its shareholders.

     A majority of the outstanding voting securities of the Fund is required in order to approve the amendments to the Fund's investment restrictions. Such a majority is defined as the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or
(b) more than 50% of the outstanding shares of the Fund, whichever is less.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED AMENDMENTS TO INVESTMENT RESTRICTIONS 10 AND 17.

THE INVESTMENT MANAGER OR INVESTMENT ADVISOR

     Morgan Stanley Investment Advisors Inc. currently serves as each Fund's investment manager or investment advisor pursuant to an investment management agreement or investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees/Directors For Each Fund." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     Morgan Stanley Investment Advisor's wholly-owned subsidiary, Morgan Stanley Services, pursuant to an Administration Agreement with OIA, serves as the Administrator of OIA. The address of Morgan Stanley Services is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


                        FEES PAID TO INDEPENDENT AUDITORS


AUDIT FEES PAID BY THE FUNDS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of GVT, YLD and ICB for their respective fiscal years ended September 30, 2001, for YLT for its fiscal year ended July 31, 2001 and for OIA for its fiscal year ended May 31, 2001 were $26,000, $25,000, $26,000, $26,000 and $26,000, respectively.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Funds, the investment advisor, or affiliated entities that provide services to the Fund during their most recent fiscal years ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Funds, the investment advisor and to affiliated entities that provided services to the Funds amounted to $11.6 million, which fees related to services such as tax and regulatory consultation, tax return preparation, agreed upon procedures, compliance and improving business and operational processes.

     The Audit Committee of each of the Funds considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                              SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received by no later than July , 2002 for GVT, YLD, YLT, ICB and OIA, for inclusion in the proxy statement and proxy for each respective Fund's next annual meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                             REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND IN THE CASE OF GVT, YLD AND ICB, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                           INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                   By Order of the Boards of Trustees/Directors


                                                           BARRY FINK
                                                            Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                           MORGAN STANLEY DEAN WITTER
                             GOVERNMENT INCOME TRUST


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Government Income Trust on December 18, 2001, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October , 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                                     PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                                              IN THE EXAMPLE USING  [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                                           BLACK OR BLUE INK
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                  FOR ALL
                                               FOR    WITHHOLD    EXCEPT

1. Election of three (3) Trustees:             [  ]     [   ]      [  ]         2. Approval of Amendments to the Fund's
                                                                                   Investment Restrictions
   01. Edwin J. Garn     02. Michael E. Nugent
   03. Philip J. Purcell                                                           FOR  AGAINST  ABSTAIN

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR     [  ]  [  ]      [  ]
   ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                                                   Please make sure to sign and date this Proxy
                                                                                   sing black or blue ink.

                                                                                   Date
                                                                                        -------------------------------------------
                                                                                   ------------------------------------------------

                                                                                   ------------------------------------------------
                                                                                          Shareholder sign in the box above
                                                                                   ------------------------------------------------

                                                                                   ------------------------------------------------
                                                                                         Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                               -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -  -


                           MORGAN STANLEY DEAN WITTER
                             GOVERNMENT INCOME TRUST

-------------------------------------------------------------------------------
                                    IMPORTANT


               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                         HIGH INCOME ADVANTAGE TRUST II

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter High Income Advantage Trust II on December 18, 2001, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated October , 2001 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.


-----------------------------------------------------------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                                      PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                                               IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                                            BLACK OR BLUE INK
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com


                                                                FOR ALL
                                               FOR   WITHHOLD   EXCEPT

1.  Election of three (3) Trustees:            [  ]    [  ]      [  ]


    01. Edwin J. Garn   02. Michael E. Nugent
    03. Philip J. Purcell

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR
    ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                                                 Please make sure to sign and date this Proxy
                                                                                 using black or blue ink.


                                                                                 Date
                                                                                      ---------------------------------------------

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------
                                                                                          Shareholder sign in the box above

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------
                                                                                        Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - -  - - - - - - - -  - - - -- - - - -  --  - -

                              -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   --


                           MORGAN STANLEY DEAN WITTER
                         HIGH INCOME ADVANTAGE TRUST II

-------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
-------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                      MUNICIPAL INCOME OPPORTUNITIES TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Opportunities Trust on December 18, 2001, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated October , 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.


-----------------------------------------------------------------------------------------------------------------------------------


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                                       PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                                                IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                                             BLACK OR BLUE INK
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                       FOR ALL
                                                      FOR   WITHHOLD   EXCEPT

1.   Election of three (3) Trustees:                  [  ]    [  ]       [  ]

     01. Edwin J. Garn   02. Michael E. Nugent
     03. Philip J. Purcell

     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR
     ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                                                  Please make sure to sign and date this Proxy using
                                                                                  black or blue ink.

                                                                                  Date
                                                                                       --------------------------------------------

                                                                                  -------------------------------------------------

                                                                                  -------------------------------------------------
                                                                                         Shareholder sign in the box above

                                                                                  -------------------------------------------------

                                                                                  -------------------------------------------------
                                                                                        Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - -  - - - - - - - - - -  - - - - - -

                           -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                           MORGAN STANLEY DEAN WITTER
                      MUNICIPAL INCOME OPPORTUNITIES TRUST

-------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
-------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                           HIGH INCOME ADVANTAGE TRUST

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter High Income Advantage Trust on December 18, 2001, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated October , 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.


-----------------------------------------------------------------------------------------------------------------------------------


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                                     PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                                              IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                                           BLACK OR BLUE INK
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                         FOR   WITHHOLD   EXCEPT

1.  Election of three (3) Trustees:                      [  ]    [  ]     [  ]

    01. Michael Bozic   02. Charles A. Fiumefreddo
    03. James F. Higgins

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR
    ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                                                    Please make sure to sign and date this Proxy
                                                                                    using black or blue ink.

                                                                                    Date
                                                                                         ------------------------------------------

                                                                                    -----------------------------------------------

                                                                                    -----------------------------------------------
                                                                                           Shareholder sign in the box above

                                                                                    -----------------------------------------------

                                                                                    -----------------------------------------------
                                                                                        Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                               -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                           MORGAN STANLEY DEAN WITTER
                           HIGH INCOME ADVANTAGE TRUST

-------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
-------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                             INCOME SECURITIES INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Income Securities Inc. on December 18, 2001, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October , 2001 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.


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



TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                                     PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                                              IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                                           BLACK OR BLUE INK
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT

1.  Election of nine (9) Directors:                     [  ]    [  ]       [  ]    2. Proposal to change the name of the Fund

                                                                                      FOR   AGAINST   ABSTAIN
   01. Michael Bozic         02. Charles A. Fiumefreddo      03. Edwin J. Garn
                                                                                      [  ]    [  ]     [  ]
   04. Wayne E. Hedien       05. James F. Higgins            06. Manuel H. Johnson

   07. Michael E. Nugent     08. Philip J. Purcell           09. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR        Please make sure to sign and date this Proxy
   ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.                      using black or blue ink.

                                                                                      Date
                                                                                           -----------------------------------------
                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                         Shareholder sign in the box above

                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                      Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - -

                                -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   --

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                           MORGAN STANLEY DEAN WITTER
                             INCOME SECURITIES INC.

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                                    IMPORTANT


               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
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